UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 19, 2003


                               COURIER CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

   15 Wellman Avenue, North Chelmsford, MA 01863
  (Address of principal executive offices) (Zip Code)

                                 (978) 251-6000
              (Registrant's telephone number, including area code)

                                    No Change
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

On March 19, 2003, Courier Corporation ("Courier" or the "registrant") issued a press release announcing the election of Ronald L. Skates to the Courier Board of Directors. A copy of the press release is attached hereto and incorporated herein in its entirety.

Item 7.  Exhibits

Exhibit No.                Description

99.1                       Text of press release dated March 19, 2003





                                                 SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COURIER CORPORATION

                                                  By:  /s/  Robert P. Story, Jr.
                                                       Robert P. Story, Jr.
                                                       Senior Vice President and
                                                       Chief Financial Officer
Date:    March 21, 2003